                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 11, 1998, which appears on page F-1 of USDATA Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
October 7, 1998